EX-99.16.a

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Patrick P. Coyne
Patrick P. Coyne

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Thomas L. Bennett
Thomas L. Bennett

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ John A. Fry
John A. Fry

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Anthony D. Knerr
Anthony D. Knerr

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of May, 2011.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Ann R. Leven
Ann R. Leven

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Thomas F. Madison
Thomas F. Madison

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Janet L. Yeomans
Janet L. Yeomans

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ J. Richard Zecher
J. Richard Zecher

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC

POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Group Adviser Funds (Adviser), hereby constitute and appoint David F. Connor, Patrick P. Coyne, and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Adviser’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Pooled Trust’s The International Fixed Income Portfolio, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of May, 2011.

/s/ Richard Salus
Richard Salus

Power of Attorney - DIFF (Delaware Group Adviser Funds) - May 2011_848210_1 (MFG_Philadelphia).DOC